                                  Exhibit 99.3

 Series 1999-1 Monthly Certificateholders' Statement for the month of December
                                     2000

                                                                   Series 1999-1


                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1999-1 is set forth below:


       Date of the Certificate                         January 10, 2001
       Monthly Period ending                          December 31, 2000
       Determination Date                              January 10, 2001
       Distribution Date                               January 16, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
====================================================================================================================================
 101   Amortization Period                                                                                   No             101
 102   Early Amortization Period                                                                             No             102
 103   Class A Investor Amount paid in full                                                                  No             103
 104   Class B Investor Amount paid in full                                                                  No             104
 105   Collateral Interest Amount paid in full                                                               No             105
 106   Saks Incorporated is the Servicer                                                                     Yes            106

------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
====================================================================================================================================
                                                                                                          as of the end of
                                                                           as of the end of the             the relevant
                                                                           prior Monthly Period            Monthly Period
                                                                           --------------------            --------------
 107   Series 1999-1 Investor Amount                                            $378,375,000       107(a)   $378,375,000    107(b)
 108   Class A Investor Amount                                                  $280,000,000       108(a)   $280,000,000    108(b)
 109   Class B Investor Amount                                                  $ 30,275,000       109(a)   $ 30,275,000    109(b)
 110   Collateral Interest Amount                                               $ 68,100,000       110(a)   $ 68,100,000    110(b)

 111   Series 1999-1 Adjusted Investor Amount                                   $378,375,000       111(a)   $378,375,000    111(b)
 112   Class A Adjusted Investor Amount                                         $280,000,000       112(a)   $280,000,000    112(b)
 113   Principal Account Balance with respect to Class A                        $          -       113(a)   $          -    113(b)
 114   Class B Adjusted Investor Amount                                         $ 30,275,000       114(a)   $ 30,275,000    114(b)
 115   Principal Account Balance with respect to Class B                        $          -       115(a)   $          -    115(b)
 116   Collateral Interest Adjusted Amount                                      $ 68,100,000       116(a)   $ 68,100,000    116(b)
 117   Principal Account Balance with respect to the Collateral Interest        $          -       117(a)   $          -    117(b)

 118   Class A Certificate Rate                                                                                  6.93000%   118
 119   Class B Certificate Rate                                                                                  7.14000%   119

                                                                                                          as of the end of
                                                                           for the relevant                 the relevant
                                                                            Monthly Period                 Monthly Period
                                                                            ---------------               ----------------
 120   Series 1999-1 Investor Percentage with respect to Finance Charge
       Receivables                                                               28.16%            120(a)       26.42%      120(b)
 121   Class A                                                                   20.84%            121(a)       19.55%      121(b)
 122   Class B                                                                    2.25%            122(a)        2.11%      122(b)
 123   Collateral Interest                                                        5.07%            123(a)        4.75%      123(b)

 124   Series 1999-1 Investor Percentage with respect to Principal
       Receivables                                                               28.16%            124(a)       26.42%      124(b)
 125   Class A                                                                   20.84%            125(a)       19.55%      125(b)
 126   Class B                                                                    2.25%            126(a)        2.11%      126(b)
 127   Collateral Interest                                                        5.07%            127(a)        4.75%      127(b)

 128   Series 1999-1 Investor Percentage with respect to Allocable Amounts       28.16%            128(a)       26.42%      128(b)
 129   Class A                                                                   20.84%            129(a)       19.55%      129(b)
 130   Class B                                                                    2.25%            130(a)        2.11%      130(b)
 131   Collateral Interest                                                        5.07%            131(a)        4.75%      131(b)

                                                                   Series 1999-1

 -----------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
 =============================================================================================================================
  132  The sum of the daily allocations of collections of Principal Receivables for the
       relevant Monthly Period                                                                              $          -   132
  133  Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                            $          -   133
  134  Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                            $          -   134
  135  Collateral Interest distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                                                  $          -   135
  136  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                               $       6.16   136
  137  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                               $       6.35   137
  138  Collateral Interest distribution attributable to interest per $1,000 of original
       principal amount                                                                                     $       4.54   138
  139  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                            $       1.67   139

 -----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
 ===================================================================================================================================

  140  Series allocation of collections of Principal Receivables                                            $ 77,362,462   140
  141  Class A                                                                                              $ 57,248,733   141
  142  Class B                                                                                              $  6,190,019   142
  143  Collateral Interest                                                                                  $ 13,923,710   143

  144  Series allocation of collections of Finance Charge Receivables                                       $  6,643,134   144
  145  Class A                                                                                              $  4,915,963   145
  146  Class B                                                                                              $    531,539   146
  147  Collateral Interest                                                                                  $  1,195,632   147

       Available Funds
       ---------------
  148  Class A Available Funds                                                                              $  4,915,963   148
  149  The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                      $          -   149
  150  Principal Investment Proceeds to be included in Class A Available Funds                              $          -   150
  151  The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available funds                                                                  $          -   151

  152  Class B Available Funds                                                                              $    531,539   152
  153  The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                      $          -   153
  154  Principal Investment Proceeds to be included in Class B Available Funds                              $          -   154

  155  Collateral Interest Available Funds                                                                  $  1,195,632   155
  156  The amount to be withdrawn from the Reserve Account to be included in Collateral
       Interest Available Funds                                                                             $          -   156
  157  Principal Investment Proceeds to be included in Collateral Interest Available
       Funds                                                                                                $          -   157

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
===================================================================================================================================

       Class A
       -------
  158  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                    $  1,724,800   158
  159  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                                      $          -   159
  160  Class A Allocable Amount                                                                             $    883,842   160
  161  An amount to be included in the Excess Spread                                                        $  2,307,321   161

                                                                   Series 1999-1

       Class B
       -------
  162  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any
       additional interest with respect to interest amounts that were due but not                        $    192,145   162
       paid on a prior Distribution date
  163  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                   $          -   163
  164  An amount to be included in the Excess Spread                                                     $    339,393   164

       Collateral Interest
       -------------------
  165  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Interest Servicing fee for the related Distribution Date                                          $          -   165
  166  An amount to be included in the Excess Spread                                                     $  1,195,632   166

  167  Available Excess Spread                                                                           $  3,842,347   167
  168  Available Shared Excess Finance Charge Collections                                                $          -   168
  169  Total Cash Flow available for Series 1999-1 waterfall                                             $  3,842,347   169

  170  Fund any Class A Required Amount                                                                  $          -   170
  171  Class A Investor Charge Offs which have not been previously reimbursed                            $          -   171

  172  Class B Required Amount to the extent attributable to line 162 and line 163                       $          -   172

  173  Class B Allocable Amount                                                                          $     95,565   173
  174  Excess of the Required Reserve Account Amount over the amount held in
       the Reserve Account                                                                               $          -   174
  175  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount                                                                           $          -   175
  176  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to holders of the Collateral Interest
       plus additional interest                                                                          $    309,124   176
  177  Servicing Fee due for the relevant Monthly Period and not paid above plus any
       amounts previously due but not distributed to the Servicer                                        $    630,625   177
  178  Collateral Interest Allocable Amount                                                              $    214,963   178
  179  Any unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i)
       Collateral Interest Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Collateral Interest Amount to the Class A or Class B Investor
       Amount                                                                                            $          -   179
  180  Excess of the Required Spread Account Amount over the available Spread Account
       Amount                                                                                            $          -   180
  181  The aggregate of any other amounts, if any, then due to the Collateral Interest
       Holder                                                                                            $          -   181
  182  Shared Excess Finance Charge Collections                                                          $  2,592,070   182

------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
====================================================================================================================================

  183   Available Principal Collections held in the Collection Account                                   $ 77,362,462   183
  184   Controlled Deposit Amount for the Monthly Period                                                 $          -   184
  185   Deficit Controlled Accumulation Amount                                                           $          -   185
  186   Principal Collections deposited for the Monthly Period                                           $          -   186

  187   Class A Monthly Principal                                                                        $          -   187

  188   Class B Monthly Principal (only after payout of Class A or the accumulation of
        the Class A Investor Amount)                                                                     $          -   188
  189   Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A Monthly Principal                                            $ 77,362,462   189
  190   Controlled Deposit Amount less Class A Monthly Principal                                         $          -   190

  191   Collateral Interest Monthly Principal (only after payout of Class A and Class
        B or the accumulation of the Class A and Class B Investor Amount)                                $          -   191
  192   Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A and Class B Monthly Principal                                $ 77,362,462   192
  193   Controlled Deposit Amount less Class A and Class B Monthly Principal                             $          -   193

                                                                   Series 1999-1

------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
==============================================================================================================================
 194   Reallocated Principal Collections                                                             $              -    194
 195   Collateral Subordinated Principal Collections (to the extent needed to fund
       Required Amounts)                                                                             $              -    195
 196   Class B Subordinated Principal Collections (to the extent needed to fund
       Required Amounts)                                                                             $              -    196

------------------------------------------------------------------------------------------------------------------------------
                               Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==============================================================================================================================
                                                                                 %                       Amount
                                                                              -------                  -----------
 197   Series 1999-1 Default Amount                                            28.16%   197(a)       $      1,194,370    197(b)
 198   Class A Investor Default Amount                                         20.84%   198(a)       $        883,842    198(b)
 199   Class B Investor Default Amount                                          2.25%   199(a)       $         95,565    199(b)
 200   Collateral Interest Default Amount                                       5.07%   200(a)       $        214,963    200(b)

 201   Series 1999-1 Adjustment Amount                                                               $              -    201
 202   Class A Adjustment Amount                                                                     $              -    202
 203   Class B Adjustment Amount                                                                     $              -    203
 204   Collateral Interest Adjustment Amount                                                         $              -    204

 205   Series 1999-1 Allocable Amount                                                                $      1,194,370    205
 206   Class A Allocable Amount                                                                      $        883,842    206
 207   Class B Allocable Amount                                                                      $         95,565    207
 208   Collateral Interest Allocable Amount                                                          $        214,963    208

------------------------------------------------------------------------------------------------------------------------------
                                                       Required Amounts
==============================================================================================================================

 209   Class A Required Amount                                                                       $              -    209
 210   Class A Monthly Interest for current Distribution Date                                        $      1,724,800    210
 211   Class A Monthly Interest previously due but not paid                                          $              -    211
 212   Class A Additional Interest for prior Monthly Period or previously due but not paid           $              -    212
 213   Class A Allocable Amount for current Distribution Date                                        $        883,842    213
 214   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $              -    214

 215   Class B Required Amount                                                                       $              -    215
 216   Class B Monthly Interest for current Distribution Date                                        $        192,145    216
 217   Class B Monthly Interest previously due but not paid                                          $              -    217
 218   Class B Additional Interest for prior Monthly Period or previously due but not paid           $              -    218
 219   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $              -    219
 220   Excess of Class B Allocable Amount over funds available to make payments                      $              -    220

 221   Collateral Interest Required Amount                                                           $              -    221
 222   Collateral Monthly Interest for current Distribution Date                                     $        309,124    222
 223   Collateral Monthly Interest previously due but not paid                                       $              -    223
 224   Collateral Interest Additional Interest for prior Monthly Period or previously
       due but not paid                                                                              $              -    224
 225   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                     $              -    225
 226   Excess of Collateral Interest Allocable Amount over funds available to make
       payments                                                                                      $              -    226

------------------------------------------------------------------------------------------------------------------------------
                                                 Reduction of Investor Amounts
==============================================================================================================================

       Class A
       -------
 227   Class A Investor Amount reduction                                                             $              -    227
 228   Class A Investor Charge Off                                                                   $              -    228

       Class B
       -------
 229   Class B Investor Amount reduction                                                             $              -    229
 230   Class B Investor Charge Off                                                                   $              -    230
 231   Reductions of the Class B Investor Amount due to Class A Allocable Amount                     $              -    231
 232   Reallocated Principal Collections applied to Class A                                          $              -    232

                                                                   Series 1999-1

       Collateral Interest
       -------------------
 233   Collateral Interest Amount reduction                                                                     $           -    233
 234   Collateral Interest Charge Off                                                                           $           -    234
 235   Reductions of the Collateral Interest Amount due to Class A and Class B
       Allocable Amounts                                                                                        $           -    235
 236   Reallocated Principal Collections applied to Class A and Class B                                         $           -    236

------------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
====================================================================================================================================

 237   Series 1999-1 Servicing Fee                                                                              $     630,625    237
 238   Class A Servicing Fee                                                                                    $     466,667    238
 239   Class B Servicing Fee                                                                                    $      50,458    239
 240   Collateral Interest Servicing Fee                                                                        $     113,500    240

------------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
====================================================================================================================================
 241   Required Reserve Account Amount (if applicable)                                                                 N/A       241
 242   Reserve Account reinvestment rate (if applicable)                                                               N/A       242
 243   Reserve Account reinvestment earnings                                                                    $           -    243
 244   Reserve Account balance                                                                                  $           -    244

 245   Accumulation Period Length                                                                                   12 months    245

------------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
====================================================================================================================================

 246   Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge Collections from other Series)        16.72%   246
 247   Base Rate for Monthly Period                                                                                      8.62%   247
 248   Portfolio Yield minus Base Rate for such Monthly Period                                                           8.10%   248
 249   Three month average of Portfolio Yield minus Base Rate                                                            8.64%   249


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 2001.

       Saks Incorporated,
        as Servicer

       By /s/ Scott A. Honnold
         ------------------------------------------

       Name:  Scott A. Honnold
       Title: Vice President and Treasurer